UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2020

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 30, 2020, Concentrix Corporation (“Concentrix”), a wholly-owned subsidiary of SYNNEX Corporation (“SYNNEX”) and certain of Concentrix’ subsidiaries, entered into a $350.0 million accounts receivable securitization facility (the “Securitization Facility”) pursuant to (i) a Receivables Financing Agreement (the “Receivables Financing Agreement”), by and among Concentrix Receivables, Inc., a Delaware corporation, a newly formed bankruptcy-remote special purpose entity that is a direct, wholly-owned subsidiary of Concentrix (the “Borrower”), Concentrix, as servicer (the “Servicer”), PNC Bank, National Association, as Administrative Agent and certain lenders and group agents that are parties thereto from time to time (the “Lenders”), and (ii) a Receivables Purchase Agreement (the “Receivables Purchase Agreement”), by and among Concentrix and certain subsidiaries of Concentrix party thereto from time to time, as originators (collectively, the “Originators”), the Servicer and the Borrower.

As previously disclosed, SYNNEX announced a plan to separate Concentrix, its technology-infused customer experience solutions business, into an independent publicly-traded company. Immediately following the separation, it is expected that SYNNEX stockholders will own shares of both SYNNEX and Concentrix, at the same percentage ownership that they held of SYNNEX prior to the transaction. Concentrix entered into the Securitization Facility in connection with this plan. The initial funding date under the Securitization Facility must be prior to February 28, 2021, unless SYNNEX elects not to complete the separation of Concentrix prior to such date, in which case the lenders will not be obligated to fund the Securitization Facility. The lenders’ obligation to fund the Securitization Facility on the initial funding date is subject to several other conditions, including, among others, that the plan to separate Concentrix shall have occurred prior to or substantially concurrently with such funding, and other customary conditions.

Under the Securitization Facility, the Originators will sell or otherwise transfer all of their accounts receivable to the Borrower, and the Borrower will grant a security interest in the receivables to the Administrative Agent on behalf of the Lenders in exchange for available borrowings of up to $350.0 million. Borrowing availability under the Securitization Facility may be limited by changes in the credit ratings of the clients obligated on the receivables, client concentration levels in the receivables, and certain characteristics of the accounts receivable being transferred (including factors tracking performance of the accounts receivable over time). The Securitization Facility has an initial term of two years.

Borrowings under the Securitization Facility will bear interest with respect to loans that Lenders fund through the issuance of commercial paper at the applicable commercial paper rate plus a spread of 1.05% per annum and, otherwise, at a per annum rate equal to the applicable LIBOR rate plus a spread of 1.15%. The Borrower will also be obligated to pay a monthly undrawn fee from the initial funding date that will range from 30.0 basis points to 37.5 basis points based on the portion of the Securitization Facility that is undrawn.

The Securitization Facility contains various affirmative and negative covenants, including a consolidated leverage ratio covenant that is consistent with the new revolving and term loan credit facility entered into by Concentrix in connection with the plan to separate from SYNNEX, and customary events of default, including payment defaults, defaults under certain other indebtedness, a change in control of Concentrix, and certain events negatively affecting the overall credit quality of the transferred accounts receivable.

Concentrix serves as the servicer of the receivables under the Securitization Facility. None of Concentrix, the other Originators or the Borrower guarantees collectability of the receivables or the creditworthiness of obligors thereunder. However, Concentrix has provided a limited guaranty of performance in respect of the obligations of the Originators as originators under the Receivables Agreement and of its obligations as Servicer under the Receivables Financing Agreement.

The foregoing description of the Securitization Facility is qualified in its entirety by reference to the Receivables Financing Agreement which is attached as Exhibit 10.1, and the Receivables Purchase Agreement which is attached as Exhibit 10.2, each of which is incorporated by reference herein.

Forward Looking Statements

This Item 1.01 of this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may be identified by terms such as believe, foresee, expect, may, will, provide, could and should and the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the proposed separation of Concentrix and SYNNEX, including status, timing, and what shareholders will own immediately following the separation, and statements about the Concentrix Securitization Agreement. These statements involve risks and uncertainties, including, but not limited to, that the separation may not be timely completed, if at all; that, prior to the completion of the separation, SYNNEX’ business may not perform as expected due to separation-related uncertainty or other factors, including the impact of COVID-19 or coronavirus, or other pandemics, and the impact of related governmental, individual and business responses, including the ability of employees to travel to work; and that the conditions to funding may not be met. For a detailed discussion of other risks and uncertainties see SYNNEX’ Form 10-K for the fiscal year ended November 30, 2019 and subsequent SEC filings. Statements included in this report are based upon information known to SYNNEX as of the date of this report, and SYNNEX assumes no obligation to update information contained in this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided pursuant to Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

Representatives of Concentrix Corporation, a subsidiary of SYNNEX Corporation (the “Company”), intend to present the Investor Presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K, to analysts and investors from time to time on or after November 2, 2020. The Investor Presentation is available on the Investor Relations page of the Company’s website at www.synnex.com.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the “Safe Harbor” statement contained in the Investor Presentation, the risk factors included in the Company’s periodic reports filed with the Securities and Exchange Commission and the other public announcements that the Company may make, by press release or otherwise, from time to time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Receivables Financing Agreement, dated as of October 30, 2020, by and among Concentrix Receivables, Inc., as borrower, Concentrix Corporation, as initial servicer, the lenders party thereto, and PNC Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.7 to Amendment No. 2 to the Concentrix Corporation Registration Statement on Form 10 filed on October 30, 2020 (File No. 001-39494)).

10.2	Receivables Purchase Agreement, dated as of October 30, 2020, by and among Concentrix Receivables, Inc., Concentrix Corporation, as servicer, and the subsidiaries of Concentrix Corporation named therein, as originators (incorporated by reference to Exhibit 10.8 to Amendment No. 2 to the Concentrix Corporation Registration Statement on Form 10 filed on October 30, 2020 (File No. 001-39494)).

99.1	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2020	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

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